UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 5, 2007	333-101960
Date of Report (Date of earliest event reported)	Commission File Number

YUKON GOLD CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-2243048
(State or other jurisdiction of incorporation or	(I.R.S. Employer Identification Number)
organization)

55 York Street
Suite #401
Toronto, Ontario M5J 1R7
(Address of Principal Executive Offices) (Zip Code)

(416) 865-9790
(Registrant's telephone number, including area code)

Item 8.01

Other Events

Yukon Gold Corporation Inc., (the "Company") announced on September 5, 2007 that its common stock will trade on the Frankfurt Stock Exchange. The Company’s common stock will trade under the symbol "W8Y" and the German Securities Code A0JJ6Z.

Item 9.01

Financial Statements and Exhibits.

Exhibits

99.1	Press release dated September 5, 2007 issued by Yukon Gold Corporation, Inc. announcing the trading of its common stock on the Frankfurt Stock Exchange

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUKON GOLD CORPORATION, INC.

Date: September 5, 2007	By:/s/ Lisa Rose
Lisa Rose
Corporate Secretary